                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 4, 2003.


                                 USG Corporation
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             (Exact name of registrant as specified in its charter)


                         Commission File Number: 1-8864
                                                 ------


                  Delaware                                    36-3329400
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       (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                     Identification No.)


125 South Franklin Street, Chicago, Illinois                  60606-4678
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        (312) 606-4000
                                                     ---------------------------


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ITEM 9.           REGULATION FD DISCLOSURE

         On February 4, 2003, USG Corporation issued a press release containing earnings information for the fourth-quarter of 2002 and for its fiscal year ended December 31, 2002. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference into this Item 9 report on Form 8-K as if fully set forth herein.

         EXHIBIT

         99.1     USG Corporation press release dated February 4, 2003.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBITS

         99.2 USG Corporation Consolidated Statements of Earnings (Unaudited) for its fourth-quarters and fiscal years ended December 31, 2002 and December 31, 2001, respectively.

         99.3 USG Corporation Core Business Results (Unaudited) for its fourth-quarters and fiscal years ended December 31, 2002 and December 31, 2001, respectively.

         99.4 USG Corporation Consolidated Balance Sheets (Unaudited) for its fiscal years ended December 31, 2002 and December 31, 2001, respectively.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  USG CORPORATION
                                                  Registrant


Date:  February 4, 2003                      By:  /s/ Richard H. Fleming
                                                  ------------------------------
                                                  Richard H. Fleming,
                                                  Executive Vice President
                                                  and Chief Financial Officer


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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER   DESCRIPTION
         -------  -----------
         99.1     USG Corporation press release dated February 4, 2003.

         99.2     USG Corporation Consolidated Statements of Earnings
                  (Unaudited) for its fourth-quarters and fiscal years ended
                  December 31, 2002 and December 31, 2001, respectively.

         99.3 USG Corporation Core Business Results (Unaudited) for its fourth-quarters and fiscal years ended December 31, 2002 and December 31, 2001, respectively.

         99.4 USG Corporation Consolidated Balance Sheets (Unaudited) for its fiscal years ended December 31, 2002 and December 31, 2001, respectively.